Rule 497(e)
File Nos. 002-89550 & 811-03972

FutureFunds Series Account of
Great-West Life & Annuity Insurance Company

Supplement dated April 15, 2010 to
Prospectus dated May 1, 2009

This supplement adds certain information to and amends certain information contained in the Prospectus dated May 1, 2009.  Please read it carefully and keep it with your Prospectus for future reference.

Effective April 30, 2010, the names of the following portfolios (the “AIM Portfolios”) available in the Prospectus have been changed:

Old Name		New Name
AIM Dynamics Fund	to	Invesco Dynamics Fund
AIM Large Cap Growth Fund	to	Invesco Large Cap Growth Fund
AIM Small Cap Growth Fund	to	Invesco Small Cap Growth Fund

All references to the Old Names of the AIM Portfolios in the Prospectus and Statement of Additional information will be deleted and replaced with the New Names.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009, and should be retained for future reference.